U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 05, 2007

COFFEE PACIFICA, INC.

(Exact name of small business issuer as specified in its charter)

Nevada	333-10170-2	46-0466417
(State or other jurisdiction of incorporation or organization)	Commission File No	(IRS Employer Identification Number)

Suite 1210, 1200 West 73rd Avenue, Vancouver, B.C., Canada	V6P 6G5
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (604) 264 8012

(Former name, former address and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Principal Officer; Election of Directors; Appointment of Principal Officers.

Effective February 5, 2007, Coffee Pacifica, Inc. ("CPI") has closed its Mukilteo, Washington, office. The Mukilteo office operations is relocated and consolidated with CPI's Berkeley, California, office. Accordingly, CPI has terminated Rhonda Penner-Dunlop's employment effective February 5, 2007, pursuant to the terms of the Employment Agreement dated July 1, 2006.

The Board of Directors of CPI has appointed Shailen Singh as the interim Chief Financial Officer effective immediately.

Effective January 15, 2007, Coffee Pacifica, Inc has terminated the employment contract dated October 16, 2005 with Kim Moore. Kim Moore's appointment as Chief Executive Officer of Uncommon Grounds Inc. has also been terminated.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                                                                                                                    COFFEE PACIFICA, INC.

Date:    February 12, 2007                                                                     /s/ Shailen Singh

                                                                                                                  Shailen Singh, President & CFO